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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 1997
                                                          --------------

                         CHASE MANHATTAN BANK USA, N.A.
              ---------------------------------------------------
              (Exact Name of registrant specified in its charter)

United States                     333-07575                  22-2382028
-------------                     ---------                  ----------
(State or other Jurisdiction of   (Commission File Number)   (I.R.S. employer
Incorporation)                                               Identification No.)

                              802 Delaware Avenue
                           Wilmington, Delaware 19801
                    ----------------------------------------
                    (Address of principal executive offices)

                 Registrant's telephone number: (302) 575-5033


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Item 5.  Other Events

         On March 12, 1997, the Note Underwriting Agreement, dated March 12, 1997, between Chase Manhattan Bank USA, N.A., as Seller and Servicer, and Chase Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

         On March 12, 1997, the Certificate Underwriting Agreement, dated March 12, 1997, between Chase Manhattan Bank USA, N.A., as Seller and Servicer, and Chase Securities Inc., as Underwriter, was executed and entered into by the parties thereto.

         On March 19, 1997, the Sale and Servicing Agreement, dated as of February 28, 1997, between Chase Manhattan Auto Owner Trust 1997-A, as Issuer, and Chase Manhattan Bank USA, N.A., as Seller and Servicer, was executed and entered into by the parties thereto.

         On March 19, 1997, the Indenture, dated as of February 28, 1997, between Chase Manhattan Auto Owner Trust 1997-A, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

         On March 19, 1997, the Trust Agreement, dated as of February 28, 1997, between Chase Manhattan Bank USA, N.A., as Depositor and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

         On March 19, 1997, the Administration Agreement, dated as of February 28, 1997, among Chase Manhattan Auto Owner Trust 1997-A, as Issuer, Norwest Bank Minnesota, National Association, as Indenture Trustee, and The Chase Manhattan Bank, as Administrator, was executed and entered into by the parties thereto.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         1.1(B)(3)  Underwriting Agreement (Notes), dated March 12, 1997.

         1.1(C)(3)  Underwriting Agreement (Certificates), dated March 12, 1997.

         4.1(B)(3)  Sale and Servicing Agreement (Notes and Certificates), dated as of February 28, 1997.

         4.2(3)     Indenture (Notes and Certificates), dated as of February 28,
                    1997.


                                       2



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         4.3(C)(3)  Amended and Restated Trust Agreement (Notes and
                    Certificates), dated as of February 28, 1997.

         4.4(3) Administration Agreement (Notes and Certificates), dated as of February 28, 1997.

                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHASE MANHATTAN BANK USA, N.A.

                                    (Registrant)

                                    By: /s/ Keith Schuck
                                       --------------------------------------
                                    Name:   Keith Schuck
                                    Title:  Controller

Date:  March 31, 1997

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                               INDEX TO EXHIBITS
                                                                 Sequentially
Exhibit Number    Exhibit                                        Numbered Pages
--------------    -------                                        --------------

1.1(B)(3)         Underwriting Agreement (Notes), dated
                  March 12, 1997.

1.1(C)(3)         Underwriting Agreement (Certificates), dated
                  March 12, 1997.

4.1(B)(3)         Sale and Servicing Agreement (Notes and
                  Certificates), dated as of February 28, 1997.

4.2(3) Indenture (Notes and Certificates), dated as of February 28, 1997.

4.3(C)(3)         Amended and Restated Trust Agreement
                  (Notes and Certificates), dated as of February
                  28, 1997.

4.4(3)            Administration Agreement (Notes and
                  Certificates), dated as of February 28, 1997.


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